UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

PINNACLE WEST CAPITAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUPPLEMENT TO THE PROXY STATEMENT DATED APRIL 5, 2023

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2023

On April 5, 2023, Pinnacle West Capital Corporation (the “Company”) distributed to its shareholders a definitive proxy statement (the “Proxy Statement”) for the Company’s Annual Meeting of Shareholders to be held on Wednesday, May 17, 2023 (the “2023 Annual Meeting of Shareholders”). This Supplement to the Proxy Statement, which describes recent changes in the proposed nominees for election to the Company’s Board of Directors (the “Board”), should be read in conjunction with the Proxy Statement. Except as described in this Supplement, the information provided in the Proxy Statement continues to apply and should be considered in voting your shares.

Withdrawal of Nominee for Election as Director

Effective April 27, 2023, David P. Wagener resigned as a Director of the Company. For additional information regarding his resignation, please see the Form 8-K filed on April 28, 2023. In connection with Mr. Wagener’s resignation, the number of Directors on the Board was reduced from 12 to 11 Directors. Mr. Wagener had been included as a nominee of the Board in the Proxy Statement and proxy card for the 2023 Annual Meeting of Shareholders. In light of his departure from the Board, Mr. Wagener is no longer standing for re-election to the Board at the 2023 Annual Meeting of Shareholders, and the Company’s proxy materials are hereby deemed amended to remove Mr. Wagener as a nominee for the 2023 Annual Meeting of Shareholders. The Company’s slate of nominees otherwise remains unchanged.

Voting Matters

The Company is providing shareholders with a revised proxy card, voting instruction form, or voting instructions, as applicable, that does not include Mr. Wagener. If you have already returned your proxy or provided voting instructions, you do not need to take any action unless you wish to change your vote. Proxies already returned by shareholders will remain valid and will be voted at the 2023 Annual Meeting of Shareholders unless revoked. Proxies received in respect of the re-election of Mr. Wagener will not be voted with respect to his election, but will continue to be voted as directed or otherwise as set forth therein and described in the Proxy Statement with respect to all other matters properly brought before the 2023 Annual Meeting of Shareholders. If you have not yet voted and wish to vote by mail, please use the revised proxy card. Information regarding how to vote your shares, or revoke your proxy or voting instructions, is available in the Proxy Statement.

Sincerely,

Diane Wood
Assistant Vice President,
Associate General Counsel and Corporate Secretary

BR723484-0423- SUP

PINNACLE WEST CAPITAL CORPORATION
ATTN: SHAREHOLDER SERVICES
400 NORTH FIFTH STREET, STA 8602
PHOENIX, AZ 85004

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 16, 2023 for shares held directly and 11:59 P.M. Eastern Daylight Time on May 14, 2023 for shares held in a plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PNW**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 16, 2023 for shares held directly and 11:59 P.M. Eastern Daylight Time on May 14, 2023 for shares held in a plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V17729-P86088-Z84282

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PINNACLE WEST CAPITAL CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect ten directors to serve until the 2024 Annual Meeting of Shareholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Glynis A. Bryan
02) Gonzalo A. de la Melena, Jr.
03) Richard P. Fox
04) Jeffrey B. Guldner
05) Kathryn L. Munro
06) Bruce J. Nordstrom
07) Paula J. Sims
08) William H. Spence
09) Kristine L. Svinicki
10) James E. Trevathan, Jr.
11) Director Withdrawn

The Board of Directors recommends you vote FOR proposal 2:

	For	Against	Abstain
2. To hold an advisory vote to approve executive compensation.	☐	☐	☐

The Board of Directors recommends you vote FOR 1 Year on proposal 3:

	1 Year	2 Years	3 Years	Abstain
3. To hold an advisory vote on the frequency of our shareholders advisory votes on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4:

	For	Against	Abstain
4. To approve the first amendment to the Pinnacle West Capital Corporation 2021 Long-Term Incentive Plan.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 5:

	For	Against	Abstain
5. To ratify the appointment of our independent accountant for the year ending December 31, 2023.	☐	☐	☐

The Board of Directors recommends you vote AGAINST proposal 6:

	For	Against	Abstain
6. To act upon a shareholder proposal requesting adoption of a policy separating the chairman and CEO roles and requiring an independent Board Chairman whenever possible, if properly presented at the 2023 Annual Meeting of Shareholders.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Dear Shareholders,

The 2023 Annual Meeting of Shareholders of Pinnacle West Capital Corporation will be held on May 17, 2023, at 1:30 p.m., Eastern Daylight Time. Shareholders may participate in the Annual Meeting by logging into the following website www.virtualshareholdermeeting.com/PNW. At the meeting, shareholders will be asked to: (i) elect ten (10) directors to serve on the Board until the 2024 Annual Meeting of Shareholders; (ii) hold an advisory vote to approve executive compensation; (iii) hold an advisory vote on the frequency of our shareholders advisory votes on executive compensation; (iv) approve the first amendment to the Pinnacle West Capital Corporation 2021 Long-Term Incentive Plan; (v) ratify the appointment of our independent accountant for the year ending December 31, 2023; (vi) vote on a shareholder proposal requesting adoption of a policy separating the chairman and CEO roles and requiring an independent Board Chairman whenever possible, if properly presented at the 2023 Annual Meeting of Shareholders.

Your vote is important and you may vote this proxy in one of three ways - by Internet, by telephone, or by mail. The reverse side of this letter provides voting information for all three methods.

Sincerely,

Diane Wood
Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K Wrap are available at www.proxyvote.com.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

V17730-P86088-Z84282

PROXY — Pinnacle West Capital Corporation

Notice of the 2023 Annual Meeting of Shareholders

Proxy Solicited on behalf of the Board of Directors for the Annual Meeting on May 17, 2023

The undersigned hereby appoints Jeffrey B. Guldner and Robert E. Smith, individually and together, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Pinnacle West Capital Corporation (the "Company") to be held on May 17, 2023 at one-thirty p.m. (1:30 p.m.), Eastern Daylight Time, and at any adjournment or postponement thereof, and to vote as specified in this proxy all the shares of stock of the Company which the undersigned would be entitled to vote if personally present. The proxies of the undersigned may vote according to their discretion on any other matter that may properly come before the meeting.

If the undersigned has voting rights with respect to shares of Company common stock under the Pinnacle West Capital Corporation Savings Plan (the "Plan"), then the undersigned hereby directs the trustee of the Plan to vote the shares equal to the number of share equivalents allocated to the undersigned's account under the Plan on all matters properly coming before the Annual Meeting, and at any adjournment or postponement thereof, in accordance with the instructions given herein. Shares under the Plan for which instructions are not received by 11:59 p.m., Eastern Daylight Time, on May 14, 2023, will be voted by the trustee in accordance with the plan and trust documents. This proxy will be considered to be confidential voting instructions to the Plan trustee and to any entity acting as tabulating agent for the Plan trustee.

ALL SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THOSE SHARES WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 4 AND 5, FOR "1 YEAR" ON PROPOSAL 3, AND AGAINST PROPOSAL 6.

In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Address changes and comments can be sent to Pinnacle West's Shareholder Services Department: shareholderdept@pinnaclewest.com

(Items to be voted appear on reverse side.)

Your **Vote** Counts!

PINNACLE WEST CAPITAL CORPORATION

2023 Annual Meeting
Vote by May 16, 2023 11:59 PM EDT.
For shares held in a Savings Plan, vote by
May 14, 2023 11:59 PM EDT.

PINNACLE WEST CAPITAL CORPORATION
ATTN: SHAREHOLDER SERVICES
400 NORTH FIFTH STREET, STA 8602
PHOENIX, AZ 85004

V15770-P86088

You invested in PINNACLE WEST CAPITAL CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2023.**

Get informed before you vote

View the Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting these documents prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users
Point your camera here and vote without entering a control number

Vote by Mail
Submit with your prepaid envelope

Vote by Phone
800-690-6903

Vote Virtually at the Meeting*
May 17, 2023
1:30 p.m. EDT

Virtually at:
www.virtualshareholdermeeting.com/PNW

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

PROXY — Pinnacle West Capital Corporation

Notice of the 2023 Annual Meeting of Shareholders

Proxy Solicited on behalf of the Board of Directors for the Annual Meeting on May 17, 2023

The undersigned hereby appoints Jeffrey B. Guldner and Robert E. Smith, individually and together, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Pinnacle West Capital Corporation (the "Company") to be held on May 17, 2023 at one-thirty p.m. (1:30 p.m.), Eastern Daylight Time, and at any adjournment or postponement thereof, and to vote as specified in this proxy all the shares of stock of the Company which the undersigned would be entitled to vote if personally present. The proxies of the undersigned may vote according to their discretion on any other matter that may properly come before the meeting.

If the undersigned has voting rights with respect to shares of Company common stock under the Pinnacle West Capital Corporation Savings Plan (the "Plan"), then the undersigned hereby directs the trustee of the Plan to vote the shares equal to the number of share equivalents allocated to the undersigned's account under the Plan on all matters properly coming before the Annual Meeting, and at any adjournment or postponement thereof, in accordance with the instructions given herein. Shares under the Plan for which instructions are not received by 11:59 p.m., Eastern Daylight Time, on May 14, 2023, will be voted by the trustee in accordance with the plan and trust documents. This proxy will be considered to be confidential voting instructions to the Plan trustee and to any entity acting as tabulating agent for the Plan trustee.

ALL SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THOSE SHARES WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 4 AND 5, FOR "1 YEAR" ON PROPOSAL 3, AND AGAINST PROPOSAL 6.

In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Address changes and comments can be sent to Pinnacle West's Shareholder Services Department: shareholderdept@pinnaclewest.com

Voting Items	Board Recommends	Voting Options
1. To elect ten directors to serve until the 2024 Annual Meeting of Shareholders. **To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.** **Nominees:** 01) Glynis A. Bryan 02) Gonzalo A. de la Melena, Jr. 03) Richard P. Fox 04) Jeffrey B. Guldner 05) Kathryn L. Munro 06) Bruce J. Nordstrom 07) Paula J. Sims 08) William H. Spence 09) Kristine L. Svinicki 10) James E. Trevathan, Jr. 11) Director Withdrawn	For	For All ☐ Withhold All ☐ For All Except ☐
2. To hold an advisory vote to approve executive compensation.	For	For ☐ Against ☐ Abstain ☐
3. To hold an advisory vote on the frequency of our shareholders advisory votes on executive compensation.	1 Year	1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐
4. To approve the first amendment to the Pinnacle West Capital Corporation 2021 Long-Term Incentive Plan.	For	For ☐ Against ☐ Abstain ☐
5. To ratify the appointment of our independent accountant for the year ending December 31, 2023.	For	For ☐ Against ☐ Abstain ☐
6. To act upon a shareholder proposal requesting adoption of a policy separating the chairman and CEO roles and requiring an independent Board Chairman whenever possible, if properly presented at the 2023 Annual Meeting of Shareholders.	Against	For ☐ Against ☐ Abstain ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature Date V15771-P86088 Signature (Joint Owners) Date

Your **Vote** Counts!

PINNACLE WEST CAPITAL CORPORATION

2023 Annual Meeting
Vote by May 16, 2023
11:59 PM ET

V15772-P83505

You invested in PINNACLE WEST CAPITAL CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2023.**

Get informed before you vote

View the Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users
Point your camera here and vote without entering a control number

Vote by Mail
Submit with your prepaid envelope

Vote by Phone
800-690-6903

Vote Virtually at the Meeting*
May 17, 2023
1:30 p.m. EDT

Virtually at:
www.virtualshareholdermeeting.com/PNW

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

PINNACLE WEST CAPITAL CORPORATION
2023 Annual Meeting
Vote by May 16, 2023
11:59 PM ET

Voting Items	Board Recommends	Voting Options
1. To elect ten directors to serve until the 2024 Annual Meeting of Shareholders. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ______ **Nominees:** 01) Glynis A. Bryan 02) Gonzalo A. de la Melena, Jr. 03) Richard P. Fox 04) Jeffrey B. Guldner 05) Kathryn L. Munro 06) Bruce J. Nordstrom 07) Paula J. Sims 08) William H. Spence 09) Kristine L. Svinicki 10) James E. Trevathan, Jr. 11) Director Withdrawn	For	For All ☐ Withhold All ☐ For All Except ☐
2. To hold an advisory vote to approve executive compensation.	For	For ☐ Against ☐ Abstain ☐
3. To hold an advisory vote on the frequency of our shareholders advisory votes on executive compensation.	1 Year	1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐
4. To approve the first amendment to the Pinnacle West Capital Corporation 2021 Long-Term Incentive Plan.	For	For ☐ Against ☐ Abstain ☐
5. To ratify the appointment of our independent accountant for the year ending December 31, 2023.	For	For ☐ Against ☐ Abstain ☐
6. To act upon a shareholder proposal requesting adoption of a policy separating the chairman and CEO roles and requiring an independent Board Chairman whenever possible, if properly presented at the 2023 Annual Meeting of Shareholders.	Against	For ☐ Against ☐ Abstain ☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature ______ Date ______

V15773-P83505

FOUR EASY WAYS TO VOTE

YOUR VOTE IS IMPORTANT - VOTE TODAY!

ONLINE	PHONE	MAIL	QR CODE

VOTE BY INTERNET:	VOTE BY PHONE:	VOTE BY MAIL:	VOTE PROCESSING:

Go to www.proxyvote.com. Have your control number listed on the voting form ready and follow the simple instructions.	Please call the toll free number listed on your voting form. Have your control number listed on the voting form ready and follow the simple instructions.	Mark, sign and date your voting form and return it in the postage-paid return envelope.	Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed.